SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND
CALIFORNIA MONEY MARKET FUND
CALIFORNIA BOND FUND ADVISER SHARES
NEW YORK BOND FUND
NEW YORK MONEY MARKET FUND
NEW YORK BOND FUND ADVISER SHARES
VIRGINIA BOND FUND
VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND




In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  05/29/2012                    /s/ DANIEL S. MCNAMARA
      ----------------                ----------------------------
                                      Daniel S. McNamara
                                      President

                         SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND
CALIFORNIA MONEY MARKET FUND
CALIFORNIA BOND FUND ADVISER SHARES
NEW YORK BOND FUND
NEW YORK MONEY MARKET FUND
NEW YORK BOND FUND ADVISER SHARES
VIRGINIA BOND FUND
VIRGINIA BOND FUND ADVISER SHARES
VIRGINIA MONEY MARKET FUND




In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   05/25/2012                    /S/ ROBERTO GALINDO, JR.
      ----------------                ----------------------------
                                      Roberto Galindo, Jr.
                                      Treasurer